SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2003

INTEREP NATIONAL RADIO SALES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	000-28395	13-1865151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 916-0700

(Former name or former address, if changed since last report.)

Item 5.	Other Events.

On September 25, 2003, we entered into a $10,000,000 senior secured revolving credit facility with Commerce Bank, N.A. to replace our $10,000,000 senior secured term loan facility with another lender. The revolving credit facility enables us to more efficiently use our cash by borrowing, repaying and re-borrowing funds from the bank from time to time up to the $10,000,000 limit, thereby lowering our effective cost of funds. The revolving credit facility has a three-year term, and the bank may agree to extend the term for a longer period, but no later than June 15, 2008. The revolving credit facility is secured by a security interest in substantially all of our assets. Subject to giving the bank proper notice, we may elect to pay interest on outstanding principal under the credit facility at a rate equal to either 1% over the prime rate as published daily in the Wall Street Journal or at 4% over the LIBOR Rate (as defined in the Loan and Security Agreement). Interest is payable monthly in arrears. In addition to covenants similar to those in the indenture governing our Senior Subordinated Notes, the credit facility requires, among other things, that we (i) maintain certain 12-month trailing Operating EBITDA levels (Operating EBITDA is a defined term in the Loan and Security Agreement); (ii) have certain minimum accounts receivable as of the end of each quarter; (iii) have not less than $200 million of rep contract value as of the end of each quarter; and (iv) have not less than $2 million of cash and cash equivalents as of the end of each quarter.

Please see our press release and the loan documents attached to this Report as exhibits for additional information regarding this credit facility.

Item 7.	Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement, dated as of September 25, 2003, among Interep, each of the entities listed as a guarantor on the signature pages thereto and Commerce Bank, N.A.

10.2	Revolving Note, dated September 25, 2003, payable to the order of Commerce Bank, N.A.

10.3	Guaranty, dated September 25, 2003, granted by the entities listed therein as guarantors in favor of Commerce Bank, N.A.

10.4	Pledge Agreement, dated September 25, 2003, among Interep, the other entities listed therein as pledgors and Commerce Bank, N.A.

10.5	Trademark Security Agreement, dated September 25, 2003, between Interep and Commerce Bank, N.A.

99.1	Text of press release, dated September 26, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEREP NATIONAL RADIO SALES, INC. (Registrant)

Date: September 30, 2003	By:	/s/ WILLIAM J. MCENTEE, JR.
William J. McEntee, Jr.
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan and Security Agreement, dated as of September 25, 2003, among Interep, each of the entities listed as a guarantor on the signature pages thereto and Commerce Bank, N.A.

10.2	Revolving Note, dated September 25, 2003, payable to the order of Commerce Bank, N.A.

10.3	Guaranty, dated September 25, 2003, granted by the entities listed therein as guarantors in favor of Commerce Bank, N.A.

10.4	Pledge Agreement, dated September 25, 2003, among Interep, the other entities listed therein as pledgors and Commerce Bank, N.A.

10.5	Trademark Security Agreement, dated September 25, 2003, between Interep and Commerce Bank, N.A.

99.1	Text of press release, dated September 26, 2003